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                                                                   EXHIBIT 10.25
                                                                    Page 1 of 22









                       BRADY CORPORATION RESTORATION PLAN








                            EFFECTIVE JANUARY 1, 2000


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                                TABLE OF CONTENTS

                                                                                                               Page
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
ARTICLE I         INTRODUCTION....................................................................................1
         1.1      Establishment and Effective Date................................................................1
         1.2      Purpose.........................................................................................1

ARTICLE II        DEFINITIONS.....................................................................................2
         2.1      Account.........................................................................................2
         2.2      Affiliate.......................................................................................2
         2.3      Beneficiary.....................................................................................2
         2.4      Board...........................................................................................2
         2.5      Code............................................................................................2
         2.6      Committee.......................................................................................2
         2.7      Compensation....................................................................................2
         2.8      Elective Deferral...............................................................................2
         2.9      Elective Deferral Account.......................................................................2
         2.10     Eligible Employee...............................................................................2
         2.11     Employee .......................................................................................2
         2.12     Employer........................................................................................2
         2.13     Employer Contribution...........................................................................3
         2.14     Employer Contribution Account...................................................................3
         2.15     Matching Contribution...........................................................................3
         2.16     Matching Contribution Account...................................................................3
         2.17     Participant.....................................................................................3
         2.18     Plan............................................................................................3
         2.19     Plan Year.......................................................................................3
         2.20     Qualified 401(k) Plan ..........................................................................3

ARTICLE III       PARTICIPATION...................................................................................4
         3.1      Eligibility to Participate......................................................................4
         3.2      Continuation of Eligibility.....................................................................4

ARTICLE IV        DEFERRALS.......................................................................................5
         4.1      Elective Deferrals..............................................................................5
         4.2      Elective Deferral Elections.....................................................................5
         4.3      Matching Contribution...........................................................................6
         4.4      Employer Contribution ..........................................................................6

ARTICLE V         ACCOUNTS AND CREDITS............................................................................7
         5.1      Credits to Accounts.............................................................................7
         5.2      No Funding......................................................................................7
         5.3      Deemed Investment of Accounts...................................................................8
         5.4      Reports to Participants.........................................................................8




                                       i
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
ARTICLE VI        VESTING.........................................................................................9

ARTICLE VII       PAYMENT OF ACCOUNTS............................................................................10
         7.1      Termination of Employment......................................................................10
         7.2      Death..........................................................................................10
         7.3      Financial Hardship.............................................................................10
         7.4      Change in Law..................................................................................11

ARTICLE VIII      PLAN OPERATION AND ADMINISTRATION..............................................................12
         8.1      Administrator..................................................................................12
         8.2      Committee......................................................................................12
         8.3      Authority to Act...............................................................................12
         8.4      Information from Participants..................................................................12
         8.5      Committee Discretion...........................................................................12
         8.6      Committee Members' Conflict of Interest........................................................13
         8.7      Governing Law..................................................................................13
         8.8      Expenses.......................................................................................13
         8.9      Minor or Incompetent Payees....................................................................13
         8.10     Withholding....................................................................................13
         8.11     Indemnification................................................................................14

ARTICLE IX        CLAIMS PROCEDURE...............................................................................15
         9.1      Claims.........................................................................................15
         9.2      Review Procedure...............................................................................15

ARTICLE X         AMENDMENT AND TERMINATION......................................................................16

ARTICLE XI        MISCELLANEOUS PROVISIONS.......................................................................17
         11.1     Headings.......................................................................................17
         11.2     Plan Not Contract of Employment................................................................17
         11.3     Rights of Participants and Beneficiaries.......................................................17
         11.4     Nonalienation of Benefits......................................................................17
         11.5     Tax Treatment..................................................................................17
         11.6     Other Plans and Agreements.....................................................................18
         11.7     Number and Gender..............................................................................18
         11.8     Plan Provisions Controlling....................................................................18
         11.9     Severability...................................................................................18
         11.10    Evidence Conclusive............................................................................18
         11.11    Status of Plan Under ERISA.....................................................................19
         11.12     Name and Address Changes......................................................................19















                                       ii
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                                    ARTICLE I

                                  INTRODUCTION

1.1      ESTABLISHMENT AND EFFECTIVE DATE

         Brady Corporation hereby establishes the Brady Corporation Restoration Plan effective as of January 1, 2000.

1.2      PURPOSE

         The Plan is intended to restore to key management employees of Brady and its affiliates income deferral opportunities and employer contributions they would have had under the Company's tax qualified Brady Gold and Money Purchase Plans but for the limitations of the Internal Revenue Code of 1986, as amended.














































                                       1
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                                  ARTICLE II

                                  DEFINITIONS

The following terms, when used in the Plan with initial capital letters, shall have the meaning given to them in this Article.

2.1 ACCOUNT shall mean Elective Deferral Account, Matching Contribution Account and Employer Contribution Account.

2.2 AFFILIATE shall mean each incorporated or unincorporated trade or business in which Brady Corporation directly or indirectly owns, as applicable, eighty percent (80%) of the voting stock or eighty percent (80%) of the capital or profits interest.

2.3 BENEFICIARY shall mean the person designated by a Participant in accordance with Section 7.2 to receive any amounts payable pursuant to the Plan in the event of his death.

2.4      BOARD shall mean the Board of Directors of Brady Corporation.

2.5 CODE shall mean the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

2.6      COMMITTEE shall mean the Compensation Committee of the Board.

2.7 COMPENSATION shall mean the total compensation payable to a Participant by the Employer for any period (prior to elective deferrals under this Plan or any other plan or deferral agreement) required to be reported as wages on the Employee's Form W-2 for income tax purposes, but reduced by all of the following items (even if includable in gross income): reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses and welfare benefits.

2.8 ELECTIVE DEFERRAL shall mean the portion of a Participant's Compensation that is reduced and credited to his Elective Deferral Account pursuant to his election under Section 4.1.

2.9 ELECTIVE DEFERRAL ACCOUNT shall mean the Account maintained under the Plan to record a Participant's interest under the Plan attributable to his Elective Deferrals.

2.10 ELIGIBLE EMPLOYEE shall mean an Employee eligible under Sections 3.1 and 3.2.

2.11     EMPLOYEE shall mean an employee of the Employer.

2.12 EMPLOYER shall mean Brady Corporation and any Affiliate that adopts the Plan with the approval of the Board.

2.13 EMPLOYER CONTRIBUTION shall mean the amount credited to a Participant pursuant to Section 4.4.





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2.14     EMPLOYER CONTRIBUTION ACCOUNT shall mean the Account maintained under the Plan to record a Participant's interest under the Plan attributable to Employer Contributions on his behalf.

2.15 MATCHING CONTRIBUTION shall mean the amount credited to a Participant pursuant to Section 4.3.

2.16 MATCHING CONTRIBUTION ACCOUNT shall mean the Account maintained under the Plan to record a Participant's interest under the Plan attributable to Matching Contributions on his behalf.

2.17     PARTICIPANT shall mean (i) an Eligible Employee under Section 3.1 or
         (ii) a former Eligible Employee who has an Account under the Plan.

2.18 PLAN shall mean the Brady Corporation Restoration Plan, as set forth in this document, as the same may be amended or restated from time to time.

2.19     PLAN YEAR shall mean the calendar year.

2.20 QUALIFIED 401(K) PLAN shall mean the Brady Gold Plan (or any successor plan thereto qualified under Code ss.ss. 401(a) and 401(k)).


































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                                   ARTICLE III

                                  PARTICIPATION

3.1      ELIGIBILITY TO PARTICIPATE

                  An Employee shall be eligible to elect deferrals and receive Employer contributions in accordance with the provisions of
                  Article IV during any Plan Year in which the Employee is reasonably anticipated to earn compensation from the Employer in excess of the limit described in Code Section 401(a)(17).

3.2      CONTINUATION OF ELIGIBILITY

         (a) An Employee shall continue to be eligible to elect deferrals and receive Employer contributions in accordance with the provisions of Article IV only for so long as he continues in employment with the Employer and satisfies the requirements of
                  Section 3.1.

         (b) An individual who terminates employment with the Employer shall cease to be eligible and shall again be eligible to elect deferrals and receive Employer contributions in accordance with the provisions of Article IV only in accordance with Section 3.1.































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                                   ARTICLE IV

                                    DEFERRALS

4.1      ELECTIVE DEFERRALS

         (a) An Eligible Employee may elect an Elective Deferral of up to four percent (4%) of his Compensation for a Plan Year.

         (b) An Eligible Employee's Elective Deferral election under subsection (a) of this Section shall apply to and reduce the portion of his Compensation earned during a Plan Year after the date the Compensation he has earned during the Plan Year equals the limit in Code Section 401(a)(17) for such Plan Year.

4.2      ELECTIVE DEFERRAL ELECTIONS

         (a)      An Eligible Employee's Elective Deferral election under
                  Section 4.1 shall (i) if made within the thirty (30) day period following the date he is first eligible to participate or reparticipate in the Plan, be effective on the date the election is received by the Employer, and (ii) if not made within said thirty (30) day period, be effective on the January 1 following the date the election is received by the Employer, or its designee.

         (b) Once effective, an Eligible Employee's election or elections under subsection (a) of this Section shall continue in effect (notwithstanding any change in his Compensation) until changed or revoked by him or otherwise revoked under this Section.

         (c) An Eligible Employee may change or revoke his election under subsection (a) of this Section each January 1. Any such change or revocation must be received by the Employer, or its designee, before the January 1 it is to be effective.


         (d) If an Eligible Employee participates in a 401(k) plan (i.e., a qualified cash or deferred arrangement) of the Employer (or any affiliate treated under the Code as a single employer with the Employer for purposes of the 401(k) plan) and receives a withdrawal of his elective contributions thereunder on account of financial hardship prior to his attainment of age fifty-nine and one-half (59 1/2) under the deemed distribution rule of I.T. Reg.ss. 1.401(k)-1(d)(2)(iv)(B) (or its successor), his election under Section 4.1 shall be revoked automatically (effective on the date such hardship withdrawal is made or as soon as practicable thereafter). In addition, such Eligible Employee shall not be eligible to have another election effect for a twelve (12) month suspension period that begins on the first day of the calendar month following the date the hardship withdrawal is made. Such Eligible Employee may make another election effective for any January 1 following the end of such suspension period, if then still eligible to do so.







                                       5
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         (e)      An Eligible Employee's election under Section 4.1 shall be revoked automatically upon the termination of his employment with the Employer (and the Eligible Employee shall cease to be an Eligible Employee).

         (f) All elections and revocations made by an Eligible Employee under this Section shall be made in accordance with procedures prescribed by the Committee, and all elections and revocations under this Section shall be effective with the payroll period beginning with or next following the effective date of the election or revocation.

4.3      MATCHING CONTRIBUTION

         An Eligible Employee who elects an Elective Deferral for a Plan Year shall be credited with a Matching Contribution for the Plan Year in an amount equal to the amount of the Elective Deferral made on the Eligible Employee's behalf for the Plan Year.

4.4      EMPLOYER CONTRIBUTION

         An Eligible Employee shall be credited with an Employer Contribution for a Plan Year in an amount equal to 4% of the amount by which the Eligible Employee's Compensation exceeds the limit in Code Section 401(a)(17) for the Plan Year; provided the Eligible Employee remains in the Employer's employ on the last day of such Plan Year.
































                                       6
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                                    ARTICLE V

                              ACCOUNTS AND CREDITS

5.1      CREDITS TO ACCOUNTS

         (a) An amount equal to the amount by which a Participant's Compensation has been reduced pursuant to his elective deferral election under Section 4.1 shall be credited to his Elective Deferral Account.

         (b) Matching Contributions on a Participant's behalf shall be credited to his Matching Contribution Account.

         (c) Employer Contributions on a Participant's behalf shall be credited to his Employer Contribution Account.

         (d) Said credits shall be made at times established by the Committee but no later than as of the last day of the Plan Year to which they relate.

         (e) Each Account shall also be credited or charged with deemed earnings and losses as if it were invested in accordance with
                  Section 5.3.

5.2      NO FUNDING

         (a) The right of any individual to receive payment under the provisions of this Plan shall be an unsecured claim against the general assets of the Employer, and no provisions contained in this Plan, nor any action taken pursuant to this Plan, shall be construed to give any individual at any time a security interest in any asset of the Employer, of any affiliated company, or of the stockholders of the Employer. The liabilities of the Employer to any individual pursuant to this Plan shall be those of a debtor pursuant to such contractual obligations as are created by this Plan and to the extent any person acquires a right to receive payment from the Employer under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Employer.

         (b) The Employer may establish a grantor trust (but shall not be required to do so) to which shall be contributed (subject to the claims of the general creditors of the Employer) the amounts credited to the Accounts. If a grantor trust is so established, except as specifically provided otherwise by the terms of the trust agreement for the trust, payment by the trust of the amounts due to a Participant or his Beneficiary under the Plan shall be considered a payment by the Employer for purposes of the Plan.












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
5.3      DEEMED INVESTMENT OF ACCOUNTS

         (a) The Committee shall select one or more investment funds for the deemed investment of Accounts. However, in no event shall the Employer be required to make any such investment in the investment funds, and to the extent such investments are made, such investments shall remain an asset of the Employer subject to the claims of its general creditors.

         (b) On the date credited to the respective Account, a Participant's Elective Deferrals, Matching Contributions and Employer Contributions shall be deemed to be invested in one or more of the investment funds designated by the Participant for such deemed investment. Once made, the Participant's investment designation shall continue in effect for all future Elective Deferrals, Matching Contributions and Employer Contributions until changed by the Participant. Any such change may be elected by the Participant at the times established by the Committee, which shall be no less frequently than quarterly, and shall be effective only for Elective Deferrals, Matching Contributions and Employer Contributions credited from and after its effective date.

         (c) A Participant may elect to reallocate the balance of his Accounts deemed to be invested in the investment funds under this Section at the times established by the Committee, which shall be no less frequently quarterly.

         (d) All elections and designations under this Section shall be made in accordance with procedures prescribed by the Committee. The Committee may prescribe uniform percentages for such elections and designations.

5.4      REPORTS TO PARTICIPANTS

         The Employer shall provide annual reports to each Participant showing
         (a) the value of the Account as of the most recent December 31st (b) the amount of contributions made by the Employer for the year ending on such date and (c) the amount of any interest, earnings or investment gain or loss credited or debited to the Participant's Account.













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                                   ARTICLE VI

                                     VESTING

         A Participant shall be fully vested and nonforfeitable at all times in all of his Accounts herein.

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                                   ARTICLE VII

                               PAYMENT OF ACCOUNTS

7.1      TERMINATION OF EMPLOYMENT

         (a) The Employer shall pay the balance of a Participant's Accounts to him within thirty (30) days of the date his employment with the Employer and its Affiliates terminates.

         (b) Payment of a Participant's Accounts shall be made in a single cash payment.

7.2      DEATH

         (a) If a Participant dies before receiving the balance of his Accounts, the Employer shall pay the balance of his Accounts to his Beneficiary in a single cash payment within thirty (30) days of the date of his death.

         (b) A Participant's designation of a Beneficiary for this purpose shall be made in a written designation filed in accordance with procedures prescribed by the Committee, and a Participant may change his designation of a Beneficiary at any time in another written designation filed in accordance with such procedures. If there is no Beneficiary designated by the Participant or surviving at the death of the Participant, the Participant shall be deemed to have designated as Beneficiary with priority in the order named (i) his surviving spouse and
                  (ii) his estate.

7.3      FINANCIAL HARDSHIP

         (a) The Employer shall pay the balance of a Participant's Accounts to him in a single cash payment in the event of his financial hardship, but only in an amount necessary to satisfy the financial hardship (including reasonably anticipated taxes resulting from such a payment) and only to the extent that such financial hardship cannot be relieved (i) through reimbursement or compensation by insurance or otherwise, (ii) by liquidation of the Participant's assets to the extent such liquidation would not result in a financial hardship or (iii) by cessation of Elective Deferrals.

         (b) For purposes of subsection (a) of this Section, financial hardship shall mean a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or his dependent, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events outside the control of the Participant.

         (c) The Committee shall have the sole discretion to determine the amount (if any) to be paid to a Participant under this Section.

7.4      CHANGE IN LAW

         Notwithstanding any of the above, the Committee may direct payment of a Participant's Account before it otherwise would be payable under this
         Article VII if, based on notification from the Internal Revenue Service or a review by the Committee in light of Internal Revenue Service guidance, the Committee determines that a Participant has or will recognize income for federal income tax purposes with respect to amounts that are or will be payable under the Plan before they are to be paid. Further, the Committee may direct payment of a Participant's Account before it otherwise would be payable and may terminate a Participant's participation in the Plan if, based on notification from the Department of Labor or a review by the Committee in light of Department of Labor guidance, the Committee determines that an individual's participation in the Plan jeopardizes the Plan's status as a plan described in Section 11.11 hereof.

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                                  ARTICLE VIII

                        PLAN OPERATION AND ADMINISTRATION

8.1      ADMINISTRATOR

         The Committee shall be the plan administrator and shall be responsible for and perform the duties imposed on a plan administrator.

8.2      COMMITTEE

         The Committee shall have the power and duty to administer the Plan in accordance with its terms, including, but not limited to, the following:

         (a) to make and enforce such rules and regulations as it may deem necessary or desirable for the efficient administration of the Plan;

         (b) to interpret the Plan, including the right to remedy possible ambiguities, inconsistencies or omissions;

         (c) to decide all questions related to participation in, and payment of amounts under, the Plan, including all factual questions related thereto; and

         (d) to maintain all necessary records for the administration of the Plan.

8.3      AUTHORITY TO ACT

         Brady Corporation or the Committee may authorize one or more of Brady Corporation's employees, members, representatives or agents, as applicable, to execute on its behalf instructions or directions to any interested party, and any such interested party may rely thereupon and the information contained therein.

8.4      INFORMATION FROM PARTICIPANTS

         Each Participant and Beneficiary shall furnish the Committee in the form prescribed by it and at its request, such personal data, affidavits, authorizations to obtain information, or other information as the Committee deems necessary or desirable for the administration of the Plan.

8.5      COMMITTEE DISCRETION

         The Committee has full and complete discretionary authority to determine eligibility for benefits, to construe the terms of the Plan and to decide any matter presented through the claims review procedure. Any final determination by the Committee (including claims decisions made pursuant to Article IX) shall be binding on all parties and afforded the maximum deference allowed by law. If challenged in court, such determination shall not be subject to de novo review and shall not be overturned unless proven to be arbitrary and capricious upon the evidence considered by the Committee at the time of such determination.

8.6      COMMITTEE MEMBERS' CONFLICT OF INTEREST

         A member of the Committee who is covered hereunder may not vote or decide upon any matter relating solely to himself or vote in any case in which his individual right to any benefit under the Plan is particularly involved nor may a member of the Board who is covered hereunder vote to amend the Plan regarding the timing of distributions or vote with respect to direct or indirect termination of the Plan. Decisions shall be made by remaining Committee or Board members even if there is no quorum under normal Committee or Board rules.

8.7      GOVERNING LAW

         This Plan shall be construed in accordance with the laws of the State of Wisconsin to the extent not preempted by the provisions of the Employee Retirement Income Security Act of 1974 or other federal law.

8.8      EXPENSES

         All expenses and costs incurred in connection with the administration and operation of the Plan shall be borne by the Employer and/or the Trust.

8.9      MINOR OR INCOMPETENT PAYEES

         If a person to whom a benefit is payable is a minor or is otherwise incompetent by reason of a physical or mental disability, the Committee may cause the payments due to such person to be made to another person for the first person's benefit without any responsibility to see to the application of such payment. Such payments shall operate as a complete discharge of the obligations to such person under the Plan.

8.10     WITHHOLDING

         To the extent required by law, the Employer shall withhold any taxes required to be withheld by the federal or any state or local government from payments made hereunder or from other amounts paid to the Participant by the Employer. To the extent that FICA taxes are required to be withheld from the Participant with respect to amounts credited under this Plan and no amounts are to be paid to the Participant hereunder or otherwise from the Employer from which such FICA taxes may be withheld, then the Employer shall pay such FICA taxes and the Participant's Account hereunder shall be reduced by the amount of the FICA tax paid.

8.11     INDEMNIFICATION

         Except as otherwise provided by law, neither the Board or the Committee nor any individual member of the Board or the Committee, nor the Employer, nor any officer, shareholder or employee of the Employer shall be liable for any error of judgment, action or failure to act hereunder or for any good faith exercise of discretion, excepting only liability for gross negligence or willful misconduct. Such individuals and entities shall be indemnified and held harmless by the Employer against any and all claims, damages, liabilities, costs and expenses (including attorneys' fees) arising by reason of any good faith error of omission or commission with respect to any responsibility, duty or action hereunder. Nothing herein contained shall preclude the Employer from purchasing insurance to cover potential liability of one or more persons who serve in an administrative capacity with respect to the Plan.

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                                   ARTICLE IX

                                CLAIMS PROCEDURE

9.1      CLAIMS

         If the Participant or the Participant's Beneficiary (hereinafter refereed to as "claimant") believes he is being denied any benefit to which he is entitled under this Plan for any reason, he may file a written claim with the member of the Committee designated as the claims administrator. The claims administrator shall review the claim and notify the claimant of his decision within 90 days of receipt of such claim, unless the claimant receives written notice prior to the end of the 90 day period stating that special circumstances require an extension of the time for decision. The claim administrator's decision shall be in writing, sent by first class mail to the claimant's last known address, and if a denial of the claim, shall contain the specific reasons for the denial, reference to pertinent provisions of the Plan on which the denial is based, a description of any additional information or material necessary to perfect the claim, and an explanation of the claims review procedure.

9.2      REVIEW PROCEDURE

         A claimant is entitled to request the entire Committee to review any denial by written request to the Committee within 60 days of receipt of the denial. Absent a request for review within the 60-day period, the claim will be deemed to be conclusively denied. The Committee shall afford the claimant or his authorized representative the opportunity to review all pertinent documents and submit issues and comments in writing and shall render a review decision in writing, all within 60 days after receipt of a request for review (provided that in special circumstances the Committee may extend the time for decision by not more than 60 days upon written notice to the claimant). The Committee's review decision shall contain specific reasons for the decision and reference to the pertinent provisions of the Plan.

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                                    ARTICLE X

                            AMENDMENT AND TERMINATION

         The Board may amend or terminate this Plan at any time; provided, however, that no such amendment or termination shall deprive any Participant or Beneficiary of any amounts accrued to him under this Plan prior to the date of such amendment or termination. If this Plan is terminated, a Participant's Account hereunder as of the date of Plan termination shall continue to be credited with investment earnings under Article V and be paid at such time and in such form as provided for under the terms of the Plan as in effect on the date of Plan termination (subject to the Board's absolute discretion to accelerate distributions at any time following Plan termination); provided, however, that no additional contributions shall be credited after such termination. Notwithstanding any other provision of the Plan to the contrary, the Board shall always have the right to prospectively amend the investment funds available under Section 5.3 of the Plan.

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                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

11.1     HEADINGS

         The headings of the Plan have been inserted for convenience of reference and shall be ignored in the construction of the provisions herein.

11.2     PLAN NOT CONTRACT OF EMPLOYMENT

         The existence of the Plan shall not create or change any contract, express or implied, between the Employer and its employees and shall not affect the Employer's right to take any action with respect to its employees.

11.3     RIGHTS OF PARTICIPANTS AND BENEFICIARIES

         The interest and rights of a Participant and Beneficiary under the Plan shall be those of a general unsecured creditor of the Employer, and with respect to the creditors of the Employer, no Participant or Beneficiary shall have any preferred claims on, or any beneficial ownership in, the assets of the Employer, including any assets in which the Employer may invest to aid in meeting its obligations under the Plan.

11.4     NONALIENATION OF BENEFITS

         All benefits payable hereunder are for the sole use and benefit of the Participants and their Beneficiaries and, to the extent permitted by law, shall be free, clear and discharged of and from, and are not to be in any way liable for, debts, contracts or agreements, now contracted or which may hereafter be contracted and from all claims and liabilities now or hereafter incurred by any Participant or Beneficiary covered by this Plan. No Participant or Beneficiary covered by this Plan shall have the right to anticipate, surrender, encumber, alienate or assign, whether voluntarily or involuntarily, any of the benefits to become due hereunder unto any person or person upon any terms whatsoever, and any attempt to do so shall be void.

11.5     TAX TREATMENT

         There is no commitment or guarantee with respect to the tax treatment to be accorded to a Participant or Beneficiary under the Plan.

11.6     OTHER PLANS AND AGREEMENTS

         (a) Participation in the Plan shall not affect a Participant's rights to participate in and receive benefits under any other plans of the Employer, nor shall it affect his rights under any other agreement entered into with the Employer, unless explicitly provided otherwise by such agreement.






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         (b)      Any amount credited under or paid pursuant to the Plan shall not be treated as wages, salary or any other type of compensation or otherwise taken into account in the determination of the Participant's benefits under any other plans of the Employer, unless explicitly provided otherwise by such plan.

11.7     NUMBER AND GENDER

         The use of the singular shall be interpreted to include the plural and the plural the singular, as the context shall require. The use of the masculine, feminine or neuter shall be interpreted to include the masculine, feminine or neuter, as the context shall require.

11.8     PLAN PROVISIONS CONTROLLING

         In the event of any conflict between the provisions of the Plan and the provisions of a summary or description of the Plan or the terms of any agreement or instrument related to the Plan, the provisions of the Plan shall be controlling.

11.9     SEVERABILITY

         If any provisions of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, but this Plan shall be construed and enforced as if the illegal and invalid provisions had never been included herein.

11.10    EVIDENCE CONCLUSIVE

         The Employer, the Committee and any person or persons involved in the administration of the Plan shall be entitled to rely upon any certification, statement, or representation made or evidence furnished by any person with respect to any facts required to be determined under any of the provisions of the Plan, and shall not be liable on account of the payment of any monies or the doing of any act or failure to act in reliance thereon. Any such certification, statement, representation, or evidence, upon being duly made or furnished, shall be conclusively binding upon the person furnishing it but not upon the Employer, the Committee or any other person involved in the administration of the Plan. Nothing herein contained shall be construed to prevent any of such parties from contesting any such certification, statement, representation, or evidence or to relieve any person from the duty of submitting satisfactory proof of any fact.

11.11    STATUS OF PLAN UNDER ERISA

         The Plan is intended to be an unfunded plan maintained by an Employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, as described in Section 201(2), Section 301(a)(3), Section 401(a)(1) and
         Section 4021(b)(6) of the Employee Retirement Income Security Act of 1974, as amended.

11.12    NAME AND ADDRESS CHANGES

         Each Participant shall keep his name and address on file with the Employer and shall promptly notify the Employer of any changes in his name or address. All notices required

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         or contemplated by this Plan shall be deemed to have been given to a
         Participant if mailed with adequate postage prepaid thereon addressed to him at his last address on file with the Employer. If any check in payment of a benefit hereunder (which was mailed to the last address of the payee as shown on the Employer's records) is returned unclaimed, further payments shall be discontinued unless evidence is furnished that the recipient is still alive.







































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